UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 21, 2006

Methode Electronics, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-2816	36-2090085
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7401 W. Wilson, Chicago, Illinois		60706
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	708-867-6777

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 4.01 Changes in Registrant's Certifying Accountant.

(a) On April 21, 2006, Methode Electronics, Inc. (the "Company") dismissed Ernst & Young LLP ("E&Y") as the independent registered public accounting firm for the Methode Electronics, Inc. 401(k) Savings Plan (the "Plan"). E&Y remains the independent registered public accounting firm for the Company, the sponsor of the Plan. The dismissal of E&Y described above relates only to the Plan. The Audit Committee of the Company approved this dismissal.

The report of E&Y on the financial statements of the Plan for the years ended December 31, 2004 and 2003 contained no adverse opinion or disclaimer of opinion, and such report was not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended December 31, 2004 and 2003 and through April 21, 2006, there were no disagreements with E&Y on any accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of E&Y would have caused it to make a reference to the subject matter of the disagreements in connection with its report on the Plan’s financial statements for such years.

No reportable event as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K has occurred during the years ended December 31, 2004 and 2003 and through April 21, 2006 with respect to the 401(k) Plan.

E&Y was provided a copy of the foregoing disclosures prior to the date of the filing of this report and requested to furnish the Plan with a letter addressed to the United States Securities and Exchange Commission stating whether or not it agrees with the above disclosures. A copy of the letter furnished in response to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On April 21, 2006, Frank L. Sassetti & Co. ("Sassetti") was retained as the independent registered public accounting firm to audit the financial statements of the Plan as of and for the year ended December 31, 2005. Neither the Plan, nor anyone on its behalf consulted with Sassetti during the years ended December 31, 2004 and 2003, and through April 21, 2006 regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Plan’s financial statements, or (iii) any matter that was either the subject of any disagreement or any reportable event as defined in paragraphs (a)(1)(iv) and (a)(1)(v) of Item 304 of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

16.1 Letter of Ernst & Young LLP to the United States Securities and Exchange Commission dated April 25, 2006.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Methode Electronics, Inc.

April 25, 2006	By:	/s/ Douglas A. Koman

Name: Douglas A. Koman
Title: Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

16.1	Letter of Ernst & Young, LLP to the United States Securities and Exchange Commission dated April 25, 2006.